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                                                                    Exhibit 21.1

                      SCHEDULE OF SUBSIDIARY REGISTRANTS

Exact Name of Subsidiary Registrant As Specified in Its Charter
---------------------------------------------------------------

K. Hovnanian at Hopewell Ill., Inc.
Recreational Development Corp., Inc.
Pine Brook Company, Inc.
K. Hovnanian at Bedminster, Inc.
K. Hovnanian at The Bluff, Inc.
K. Hovnanian at Atlantic City, Inc.
Hovnanian Properties of Atlantic County, Inc.
Montego Bay I Can Corp., Inc.
Pike Utilities, Inc.
Arrow Properties, Inc.
K. Hovnanian Real Estate Investment, Inc.
Hovnanian Texas, Inc.
Landarama, Inc.
Tropical Service Builders, Inc.
Hovnanian Pennsylvania, Inc.
K. Hovnanian Properties of North Brunswick V, Inc.
K. Hovnanian at Mahwah VIII, Inc.
K. Hovnanian at Wall Township IV, Inc.
K. Hovnanian at Montville, Inc.
Hovnanian of Palm Beach, Inc.
K. Hovnanian Companies of Florida, Inc.
K. Hovnanian at Freehold Township, Inc.
Hovnanian Properties of Lake Worth, Inc.
K. Hovnanian Companies of Pennsylvania, Inc.
K. Hovnanian Properties of Hamilton, Inc.
K. Hovnanian at Scotch Plains, Inc.
K. Hovnanian at Wayne IV, Inc.
Hovnanian Developments of Florida, Inc.
Montego Bay II Acquisition Corp., Inc.
Hovnanian of Palm Beach VII, Inc.
K. Hovnanian at Wall Township II, Inc.
K. Hovnanian Enterprises, Inc.
Hovnanian of Palm Beach IX, Inc.
Hovnanian At Tarpon Lakes I, Inc.
K. Hovnanian Companies Northeast, Inc.
Kings Grant Evesham Corp.
K. Hovnanian at Manalapan, Inc.
K. Hovnanian at Wall Township, Inc.
K. Hovnanian at East Brunswick VII, Inc.
K. Hovnanian Companies of Central Jersey, Inc.
Hovnanian of Palm Beach XI, Inc.
K. Hovnanian at South Brunswick II, Inc.
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K. Hovnanian at Lawrence Square, Inc.
K. Hovnanian at Tarpon Lakes III, Inc.
K. Hovnanian at Horizon Heights, Inc.
K. Hovnanian at Reservoir Ridge, Inc.
K. Hovnanian at Jersey City I, Inc.
K. Hovnanian Investment Properties of New Jersey, Inc.
K. Hovnanian at. Ft Myers I, Inc.
K. Hovnanian at Howell Township II, Inc.
K. Hovnanian at Klockner Farms, Inc.
K. Hovnanian Jensen Beach, Inc.
Molly Pitcher Construction Co., Inc.
K. Hovnanian at Mahwah VII, Inc.
K. Hovnanian at Wayne III, Inc.
K. Hovnanian Properties of East Brunswick II, Inc.
K. Hovnanian at Kings Grant I, Inc.
The New Fortis Corporation
K. Hovnanian at Clarkstown, Inc.
K. Hovnanian Companies of New York, Inc.
K. Hovnanian Developments of New York, Inc.
Dryer Associates, Inc.
K. Hovnanian at Pasco I, Inc.
K. Hovnanian at Lakewood, Inc.
K. Hovnanian at Martin Downs II, Inc.
K. Hovnanian Aviation, Inc.
K. Hovnanian Investment Properties, Inc.
K. Hovnanian At Ft. Myers II, Inc.
K. Hovnanian at Bernards II, Inc.
K. Hovnanian at South Brunswick III, Inc.
Minerva Group, Inc.
K. Hovnanian developments of New Jersey, Inc.
K. Hovnanian at Bridgewater V, Inc.
K. Hovnanian at North Brunswick II, Inc.
K. Hovnanian at Washingtonville, Inc.
K. Hovnanian at Peekskill, Inc.
K. Hovnanian at Newark I, Inc.
K. Hovnanian at Carmel, Inc.
K. Hovnanian at East Windsor I, Inc.
Parthenon Group, Inc.
K. Hovnanian at Marlboro Township II, Inc.
K. Hovnanian at Somerset III, Inc.
R.C.K. Community Management Co., Inc.
K. Hovnanian at Montclair, NJ, Inc.
K. Hovnanian at East Brunswick VI, Inc.
K. Hovnanian at Hackettstown, Inc.
K. Hovnanian Companies of North Carolina, Inc
K. Hovnanian at Montville II, Inc.
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K. Hovnanian at Wall Township VII, Inc.
K. Hovnanian at Bridgewater II, Inc.
K. Hovnanian at Merrimack, Inc.
K. Hovnanian at Bernards III, Inc.
Eastern National Title Insurance Agency, Inc.
K. Hovnanian at Wayne V, Inc.
K. Hovnanian at Pasco II, Inc.
K. Hovnanian at Delray Beach II, Inc.
K. Hovnanian at Branchburg I, Inc.
K. Hovnanian at Plainsboro II, Inc.
K. Hovnanian at Northern Westchester, Inc.
K. Hovnanian Marlboro Township, Inc.
K. Hovnanian at West Orange, Inc.
Eastern Title Agency, Inc.
K. Hovnanian Properties of Franklin, Inc.
K. Hovnanian at Mahwah II, Inc.
New England Community Management Company, Inc.
K. Hovnanian at Howell Township, Inc.
K. Hovnanian at South Brunswick IV, Inc.
K. Hovnanian at Wall Township VI, Inc.
K. Hovnanian Properties of Piscataway, Inc.
K. Hovnanian at Mahwah V, Inc.
K. Hovnanian at Merrimack II, Inc.
K. Hovnanian at Newark Urban Renewal Corporation I
K. Hovnanian at Lawrence Grove, Inc.
K. Hovnanian at Cedar Grove I, Inc.
K. Hovnanian at Cedar Grove II, Inc.
K. Hovnanian at North Brunswick III, Inc.
K. Hovnanian at Jersey City II, Inc.
K. Hovnanian at Burlington, Inc.
K. Hovnanian at South Brunswick V, Inc.
K. Hovnanian at Half Moon Bay, Inc.
K. Hovnanian at Jacksonville II, Inc.
K. Hovnanian at Branchburg II, Inc.
K. Hovnanian at Embassy Lakes, Inc.
K. Hovnanian at The Reserve at Medford, Inc.
K. Hovnanian at Branchburg III, Inc.
K. Hovnanian at Lower Saucon, Inc.
Jersey City Danforth CSO, Inc.
K. Hovnanian at East Windsor II, Inc.
K. Hovnanian at Marlboro Township III, Inc.
K. Hovnanian at Newark Urban Renewal Corp. III, Inc.
K. Hovnanian at Somerset VIII, Inc.
K. Hovnanian at Readington, Inc.
K. Hovnanian at Hopewell I, Inc.
K. Hovnanian at Newark Urban Renewal corp. IV, Inc.
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K. Hovnanian at Newark Urban Renewal Corp. V, Inc.
K. Hovnanian at Plainsboro III, Inc.
K. Hovnanian at Mahwah IV, Inc.
K. Hovnanian at Pompano Beach, Inc.
K. Hovnanian at Jersey City III, Inc.
K. Hovnanian Properties of Newark Urban Renewal Corporation, Inc.
K. Hovnanian at North Brunswick IV, Inc.
K. Hovnanian at Bridgewater IV, Inc.
K. Hovnanian at South Brunswick, Inc.
K. Hovnanian Perkiomen I, Inc.
K. Hovnanian at Valleybrook, Inc.
K. Hovnanian at Ocean Township, Inc.
K. Hovnanian at Plainsboro I, Inc.
K. Hovnanian Real Estate of Florida, Inc.
Western Financial Services, Inc.
K. Hovnanian at Wayne, Inc.
K. Hovnanian Properties of Red Bank, Inc.
K. Hovnanian at Hanover, Inc.
K. Hovnanian at Lake Charleston, Inc.
New K. Hovnanian Developments of Florida, Inc.
K. Hovnanian Companies of Metro Washington, Inc.
K. Hovnanian at Montgomery I, Inc.
EXC, Inc
K. Hovnanian Developments of Metro Washington, Inc.
K. Hovnanian at Ashburn Village, Inc.
K. Hovnanian at Woodmont, Inc.
K. Hovnanian at Fairway Views, Inc.
K. Hovnanian at Carolina Country Club I, Inc.
K. Hovnanian at Chapel Trail, Inc.
K. Hovnanian Treasure Coast, Inc.
K. Hovnanian at Upper Merion, Inc.
K. Hovnanian at Mahwah VI, Inc.
K. Hovnanian at Medford I, Inc.
K. Hov International, Inc.
K. Hovnanian at Montclair, Inc.
K. Hovnanian at Bull Run, Inc.
K. Hovnanian at Sully Station, Inc.
K. Hovnanian at Spring Ridge, Inc.
K. Hovnanian Marine, Inc.
K. Hovnanian at River Oaks, Inc.
K. Hovnanian at Holly Crest, Inc.
K. Hovnanian Properties of Route 35, Inc.
Stonebrook Homes, Inc.
K. Hovnanian at Winston Trails, Inc.
K. Hovnanian at Lakes of Boca Raton, Inc.
K. Hovnanian at Lake Charleston II, Inc.
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K. Hovnanian at Lake Charleston III, Inc.
K. Hovnanian at Bridgewater VI, Inc.
KHIPE, Inc.
K. Hovnanian at Fair Lakes, Inc.
K. Hovnanian at Carolina Country Club II, Inc.
K. Hovnanian at Valleybrook II, Inc.
K. Hovnanian at Park Ridge, Inc.
K. Hovnanian at Belmont, Inc.
K. Hovnanian at Winston Trails II, Inc.
K. Hovnanian Fair Lakes Glen, Inc.
K. Hovnanian at Pembroke Shores, Inc.
K. Hovnanian At Carolina Country Club III, Inc.
Governor's Abstract Co., Inc.
K. Hovnanian at Coconut Creek, Inc.
K. Hovnanian at Polo Trace, Inc.
Founders Title Agency, Inc.
K. Hovnanian at Bernards IV, Inc.
K. Hovnanian at Perkiomen II, Inc.
K. Hovnanian at Wayne II, Inc.
K. Hovnanian at Upper Makefield I, Inc.
K. Hovnanian Companies of California, Inc.
K. Hovnanian at Terraza, Inc.
K. Hovnanian Developments of California, Inc.
KHC Acquisition, Inc.
K. Hovnanian at Stuart Road, Inc.
K. Hovnanian at Highland Vineyards, Inc.
K. Hovnanian at Ballantrae, Inc.
Ballantrae Home Sales, Inc.
K. Hovnanian Companies at Wildrose, Inc.
K. Hovnanian at Greenbrook, Inc.
K. Hovnanian at Hunter Estates, Inc.
K. Hovnanian at Carmel Delmar, Inc.
K. Hovnanian at Vail Ranch, Inc.
K. Hovnanian at Princeton, Inc.
K. Hovnanian at Raritan I, Inc.
K. Hovnanian at Calabria, Inc.
K. Hovnanian at Seneca Crossing, Inc.
K. Hovnanian Companies of Maryland, Inc.
K. Hovnanian Developments of Maryland, Inc.
K. Hovnanian at Exeter Hills, Inc.
K. Hovnanian Florida Region, Inc.
K. Hovnanian Southeast Florida, Inc.
K. Hovnanian at Berlin, Inc.
K. Hovnanian at East Brunswick VI, Inc.
K. Hovnanian at Bedminster II, Inc.
K. Hovnanian at Inverrary I, Inc.
K. Hovnanian at Mahwah IX, Inc.
K. Hovnanian at Northlake, Inc.
K. Hovnanian at Hopewell IV, Inc.
K. Hovnanian at Locust Grove I, Inc.
K. Hovnanian at Castile, Inc.
K. Hovnanian at Tierrasanta, Inc.
K. Hovnanian at Preston, Inc.
K. Hovnanian at Bernards III, Inc.
K. Hovnanian at Wayne VI, Inc.
K. Hovnanian Properties of North Center Drive, Inc.
K. Hovnanian at La Trovata, Inc.
K. Hovnanian at Rancho Cristianitos, Inc.
K. Hovnanian at Tannery Hill, Inc.
K. Hovnanian Properties of N.B. Theatre, Inc.
K. Hovnanian at Crystal Springs, Inc.
K. Hovnanian at The Cedars, Inc.
K. Hovnanian at Construction Management, Inc.
K. Hovnanian Acquisitions, Inc.
K. Hovnanian at Burlington II, Inc.
K. Hovnanian at Burlington III, Inc.
K. Hovnanian at Ballantrae Estates, Inc.
K. Hovnanian at Smithville, Inc.
K. Hovnanian at Upper Freehold Township I, Inc.
K. Hovnanian at Hershey's Mill, Inc.
K. Hovnanian at Dominion Ridge, Inc.
K. Hovnanian at Port Imperial North, Inc.
K. Hovnanian at Union Township I, Inc.
K. Hovnanian at East Brunswick VIII, Inc.
K. Hovnanian at Manalapan II, Inc.
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K. Hovnanian at Hopewell V, Inc.
K. Hovnanian at Hopewell VI, Inc.
K. Hovnanian at Cameron Chase, Inc.
K. Hovnanian at Thornbury, Inc.
K. Hovnanian at Wayne VII, Inc.
K. Hovnanian Scotch Plains II, Inc.
K. Hovnanian at Marlboro Township IV, INC.
K. Hovnanian Port Imperial Urban Renewal, Inc.
K. Hovnanian at East Whiteland  I, Inc.
K. Hovnanian at Stonegate, Inc.
K. Hovnanian at Crestline, Inc.
K. Hovnanian at San Sevaine, Inc.
K. Hovnanian at Sycamore, Inc.
K. Hovnanian Companies of Southern California, Inc.
K. Hovnanian at Smithville II, Inc.
K. Hovnanian at Stony Point, Inc.
K. Hovnanian at Stone Canyon, Inc.
K. Hovnanian at Tuxedo, Inc.
K. Hovnanian at Bridgeport, Inc.
K. Hovnanian at Saratoga, Inc.
K. Hovnanian at Chaparral, Inc.
K. Hovnanian at Ocean Walk, Inc.
K. Hovnanian at Lower Saugon II, Inc.
K. Hovnanian at Stonegate, Inc.
K. Hovnanian at Barrington, Inc.
K. Hovnanian at Hampton Oaks, Inc.
K. Hovnanian at P.C. Homes, Inc.
K. Hovnanian at P.C. Properties, Inc.
K. Hovnanian at Summerwood, Inc.
K. Hovnanian at The Glen
K. Hovnanian's Four Seasons of the Palm Beaches, Inc.
K. Hovnanian at Wall Township VIII, Inc.
K. Hovnanian at North Jersey Acquisition, L.L.C.
K. Hovnanian at Central Acquisition, L.L.C.
K. Hovnanian at Shore Acquisition, L.L.C.
K. Hovnanian at South Jersey Acquisition, L.L.C.
K. Hovnanian at Mansfield I, L.L.C.
K. Hovnanian at Mansfield II, L.L.C.
K. Hovnanian at North Central Acquisition, L.L.C.
K. Hovnanian at Wayne VIII, L.L.C.
K. Hovnanian at Bernards V, L.L.C
K. Hovnanian at Wanaque, L.L.C.
K. Hovnanian at Chester I, L.L.C.
K. Hovnanian at Winchester, L.L.C.
K. Hovnanian at Middletown, L.L.C.
K. Hovnanian's Four Seasons, L.L.C.
K. Hovnanian at Menifee, L.L.C.
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K. Hovnanian at North Brunswick VI, L.L.C.
K. Hovnanian at Carmel Village, L.L.C.
K. Hovnanian at Lawrence, L.L.C.
K. Hovnanian at Blue Heron Pines, L.L.C.
K. Hovnanian at Jackson, L.L.C.
K. Hovnanian at Roland Heights, L.L.C.
K. Hovnanian at Berkeley, L.L.C.
K. Hovnanian at King Farm, L.L.C.
K. Hovnanian at South Bank, L.L.C.
K. Hovnanian at Prince William, L.L.C.
K. Hovnanian at Lake Terrapin, L.L.C.
K. Hovnanian at Clifton, LLC
K. Hovnanian at Upper Freehold Township II, L.L.C
K. Hovnanian at Jersey City IV, L.L.C
K. Hovnanian at Rancho Santa Margarita, L.L.C
K. Hovnanian at Lafayette Estates, L.L.C
K. Hovnanian at Arbor Heights, L.L.C
K. Hovnanian at South Amboy, L.L.C
K. Hovnanian at the Gables, L.L.C
K. Hovnanian at Linwood, L.L.C
K. Hovnanian at Riverbend, L.L.C
K. Hovnanian at Kincaid, L.L.C
K. Hovnanian at Upper Freehold Township III, L.L.C
K. Hovnanian at Northfield, L.L.C
K. Hovnanian at Kent Island, L.L.C
The Matzel & Mumford Organization, Inc.
M & M Investments, LP
K. Hovnanian at Ashburn Village, L.L.C
K. Hovnanian Co. Metro DC North, L.L.C
K. Hovnanian at Mansfield Ill., L.L.C
Goodman Family of Builders, LP
K. Hovnanian Developments of Texas, Inc.
K. Hovnanian at Brenbrooke, L.L.C
K. Hovnanian at Spring Hill Road, L.L.C
K. Hovnanian at St. Margarets, L.L.C
Matzel & Mumford of Delaware, Inc.
K. Hovnanian at Paramus, L.L.C
K. Hovnanian at Blooms Crossing, L.L.C
K. Hovnanian at Encinitas Ranch, L.L.C
K. Hovnanian Pacific Bluffs, L.L.C
K. Hovnanian Sunsets, L.L.C
K. Hovnanian at Willow Brook, L.L.C
K. Hovnanian at Park Lane, L.L.C
K. Hovnanian West Milford, L.L.C
K. Hovnanian at Washington, L.L.C
K. Hovnanian at Roderuck, L.L.C
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K. Hovnanian at Columbia Town Center, L.L.C.
K. Hovnanian's Private Home Portfolio, L.L.C.
K. Hovnanian at North Haledon, L.L.C.